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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 17, 2004



                                TEAM HEALTH, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         TENNESSEE                      333-80337                 62-1562558
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                     1900 WINSTON ROAD, KNOXVILLE, TN 37919
          (Address of Principal Executive Offices, including Zip Code)



                                 (865) 693-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  Regulation FD Disclosure.

          Cash provided by operations for the six months ended June 30, 2004 has been corrected from $21.4 million to $26.2 million and net cash provided by investing activities for the six months ended June 30, 2004 was corrected from $2.6 million to net cash used in investing activities of $2.3 million. An amended Form 10-Q Equivalent has been filed to reflect the correction.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEAM HEALTH, INC.
                                        (Registrant)


                                        /s/ Robert J. Abramowski
                                        ----------------------------------------
Date: August 23, 2004                   Robert J. Abramowski
                                        Executive Vice President of Finance and
                                        Administration


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